 Exhibit 10.25 LOAN AGREEMENT DATED JANUARY 25, 2002 by and between PARALLEL PETROLEUM CORPORATION, as Borrower, AND FIRST AMERICAN BANK, SSB, as Lender TABLE OF CONTENTS Page No. ARTICLE I.....................................................................1 Definitions...................................................................1 1.1 Certain Defined Terms.......................................1 1.2 Other Definitional Provisions...............................8 ARTICLE II....................................................................8 Revolving Loan................................................................8 2.1 Revolving Commitment........................................8 2.2 Manner of Borrowing.........................................9 2.3 Note........................................................9 2.4 Principal Payments.........................................10 2.5 Interest Rate; Interest Payments...........................10 2.6 Capital Adequacy...........................................10 2.7 Prepayments................................................11 2.8 Manner and Application of Payments.........................11 2.9 Rate Elections.............................................12 2.10 Increased Cost of Eurodollar Portion.......................12 2.11 Availability...............................................13 2.12 Funding Losses.............................................13 2.13 Taxes......................................................14 ARTICLE III..................................................................15 Borrowing Base and Required Prepayments Under Note...........................15 3.1 Borrowing Base.............................................15 3.2 Redeterminations of Borrowing Base and Monthly Automatic Borrowing Base Reduction...................................15 3.3 Standards for Redetermination..............................15 3.4 Borrowing Base Redetermination Fee.........................15 3.5 Mandatory Increase in Collateral or Prepayment of Principal of the Note...................................16 3.6 Monthly Automatic Borrowing Base Reduction and Prepayment of Principal of the Note...................................16 3.7 Letters of Credit..........................................16 ARTICLE IV...................................................................17 Security and Assignment......................................................17 ARTICLE V....................................................................17 Conditions Precedent.........................................................17 5.1 Renewal and Extension......................................17 5.2 All Advances...............................................18 ARTICLE VI...................................................................19 Representations and Warranties...............................................19 6.1 Existence and Authority....................................19 6.2 Powers.....................................................19 6.3 Financial Statements.......................................19 i 6.4 Liabilities................................................20 6.5 Litigation.................................................20 6.6 Taxes......................................................20 6.7 Purpose of Loan............................................20 6.8 Properties; Liens..........................................20 6.9 Material Agreements........................................21 6.10 ERISA......................................................21 6.11 Location of Records........................................21 6.12 Permits and Franchises, Etc................................21 6.13 Subsidiaries...............................................21 6.14 Hazardous Wastes and Substances............................22 6.15 Public Utility Holding Company Act.........................22 6.16 Investment Company Act.....................................22 6.17 General....................................................22 ARTICLE VII..................................................................23 Affirmative Covenants........................................................23 7.1 Financial Statements and Other Information.................23 7.2 Taxes......................................................24 7.3 Discharge of Contractual Obligations.......................24 7.4 Legal Status...............................................25 7.5 Maintenance and Evidence of Priority of Bank Liens.........25 7.6 Insurance..................................................25 7.7 Reimbursement of Fees and Expenses.........................25 7.8 Indemnification............................................26 7.9 Curing of Defects..........................................26 7.10 Inspection and Visitation..................................26 7.11 Notices....................................................27 7.12 Bank Lien on Other Assets..................................27 7.13 Compliance.................................................27 7.14 Compliance with Environmental Laws.........................27 7.15 Use of Proceeds............................................28 7.16 Deposit Accounts...........................................28 7.17 Title Curative.............................................28 ARTICLE VIII.................................................................28 Negative Covenants...........................................................28 8.1 Liens......................................................28 8.2 Indebtedness...............................................29 8.3 ERISA Compliance...........................................29 8.4 Investments................................................30 8.5 Mergers, Consolidations....................................30 8.6 Dividends and Distributions................................30 8.7 Transactions with Affiliates...............................30 8.8 Accounting Method and Fiscal Year..........................30 8.9 Nature of Business.........................................31 8.10 Disposition of Assets......................................31 8.11 Current Ratio..............................................31 8.12 Leases.....................................................31 8.13 Net Worth..................................................31 8.14 Debt Service Ratio.........................................31 8.15 Derivatives................................................31 8.16 Employee Agreements........................................32 ARTICLE IX...................................................................32 Default and Remedies.........................................................32 ii 9.1 Events of Default..........................................32 9.2 Remedies...................................................34 ARTICLE X....................................................................34 Miscellaneous................................................................34 10.1 Survival of Representations and Warranties.................34 10.2 Communications.............................................34 10.3 Non-Waiver.................................................35 10.4 Strict Compliance..........................................35 10.5 Cumulative Rights..........................................35 10.6 GOVERNING LAW..............................................35 10.7 CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS; JURISDICTION; AND WAIVER OF JURY TRIAL.....................36 10.8 Usury Savings Clause.......................................36 10.9 Enforceability.............................................37 10.10 Binding Effect.............................................37 10.11 No Third Party Beneficiary.................................37 10.12 Delegation by Lender.......................................37 10.13 Setoff.....................................................37 10.14 Additional Documents.......................................38 10.15 Counterparts...............................................38 10.16 Amendments.................................................38 10.17 Headings...................................................38 10.18 Conflicts..................................................38 10.19 Entirety...................................................38 10.20 Participations.............................................38 10.21 Notice of Final Agreement..................................39 Exhibit 2.2 - Request for Advance Exhibit 2.4 - Promissory Note Exhibit 2.9 - Form of Rate Election Schedule 5.1 - Closing Documents Schedule 6.5 - Litigation Schedule 6.9 - Material Agreements Exhibit 7.1 - Compliance Certificate iii LOAN AGREEMENT THIS LOAN AGREEMENT (this "Agreement") is entered into this 25th day of January, 2002, by and between PARALLEL PETROLEUM CORPORATION, a Delaware corporation ("Borrower") and FIRST AMERICAN BANK, SSB, a state savings bank ("Lender"). RECITALS A. Borrower and Washington Mutual Bank, FA, successor by merger to Bank United ("Prior Lender") entered into that certain Loan Agreement dated December 18, 2000 (the "Prior Loan Agreement"). B. Contemporaneously with the execution hereof, the Prior Lender has assigned to Lender all of the Prior Lender's interests in and under the Prior Loan Agreement, the Prior Note (defined below) and all liens and security interests securing Borrower's obligations to Prior Lender under the Prior Loan Agreement and the Prior Note. C. Borrower has requested that Lender provide Borrower with a reducing revolving line of credit facility in an amount up to $30,000,000, and Lender is willing to make such facility available to Borrower, subject to the terms and conditions contained herein. The parties hereto agree that this Agreement replaces the Prior Loan Agreement and that this Agreement and the other Loan Papers executed in connection herewith shall govern the terms of the loans made hereunder in their entirety and shall control over the Prior Loan Agreement. AGREEMENT NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, it is hereby agreed between the parties as follows: ARTICLE I Definitions 1.1 Certain Defined Terms. For the purposes of this Agreement, the following terms shall have the respective meanings assigned to them in this section or in the section or recital referred to below: "Adjusted Eurodollar Rate" means, with respect to each particular Eurodollar Portion and the associated Eurodollar Rate and Reserve Percentage, the greater of (i) five percent (5.00%), or (ii) the rate per annum calculated by Lender (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined on a daily basis pursuant to the following formula: 1 AER = ER + EM --------- 1.00 - RP AER = Adjusted Eurodollar Rate ER = Eurodollar Rate RP = Reserve Percentage EM = Eurodollar Margin The Adjusted Eurodollar Rate shall change as the associated Reserve Percentage changes. "Advance" means any disbursement to or on behalf of Borrower under any of the Loan Papers, including, without limitation, all amounts advanced under the Prior Note or the Note. "Agreement": the preamble. "Bank Liens" means Liens in favor of Lender, securing all or any portion of the Obligation, including, without limitation, Rights in any of the Collateral created in favor of Lender, whether by mortgage, pledge, hypothecation, assignment, transfer or other granting or creation of Liens. "Base Rate" means, as of any date, the greater of (i) five percent (5.00%), or (ii) the fluctuating rate of interest per annum published in the Money Rates section of The Wall Street Journal as the U.S. "prime rate." If the Money Rates section of The Wall Street Journal contains more than one U.S. "prime rate," then the "prime rate" for purposes of this definition shall be the higher of said rates. If the Money Rates section of The Wall Street Journal does not have a rate designated by it as its "prime rate," then the "prime rate" shall be deemed to be the fluctuating rate of interest per annum which is the general reference rate designated by Lender as its "reference rate," "base rate" or other similar rate and which is comparable to the "prime rate" as described above. The Base Rate is used by Lender as a general reference rate of interest, taking into account such factors as Lender may deem appropriate, it being understood that it is not necessarily the lowest or best rate actually charged to any customer and that Lender may make various commercial or other loans at rates of interest having no relationship to such rate. Each change in the Base Rate shall become effective without prior notice to Borrower automatically as of the opening of business on the date of such change in the Base Rate. "Base Rate Portion" means that portion of the unpaid principal balance of the Revolving Loan which is not made up of Eurodollar Portions. "Borrower": the preamble. "Borrowing Base": Section 3.1. "Borrowing Base Redetermination Fee": Section 3.4. 2 "Business Day" means a day on which commercial banks are open for business with the public in the State of Texas. Any Business Day in any way relating to Eurodollar Portions (such as the day on which a Eurodollar Interest Period begins or ends) must also be a day on which, in the judgment of Lender, significant transactions in Dollars are carried out in the London interbank market. "Cash Flow" means Borrower's Net Income for each fiscal quarter of Borrower, less preferred dividends paid by Borrower during each such fiscal quarter, plus depreciation, depletion and other non-cash charges of Borrower during each such fiscal quarter determined on an unconsolidated basis. "Claims": Section 7.8. "Collateral": Article IV. "Current Assets" of any person shall mean, as of any date, the current assets that would be reflected on an unconsolidated balance sheet of such person prepared as of such date in conformity with GAAP. "Current Liabilities" of any person shall mean, as of any date, the current liabilities that would be reflected on an unconsolidated balance sheet of such person prepared as of such date in conformity with GAAP. "Current Ratio" means, as of any date, the ratio of Borrower's Current Assets (including, for purposes of this calculation, unused availability under the Revolving Commitment) to its Current Liabilities (excluding, for purposes of this calculation, current maturities of the Note). "Debt Service Ratio" means, as of the end of each fiscal quarter of Borrower, the ratio of Borrower's Cash Flow during such fiscal quarter to the Total Monthly Automatic Borrowing Base Reductions during such fiscal quarter. "Deed of Trust" means one or more mortgages, deeds of trust, assignments of production and security agreements and financing statements in favor of Lender encumbering every interest of Borrower in every oil and gas property owned by Borrower and selected by Lender to be encumbered as security for the Obligation, including, without limitation, any such property consisting of royalty interests, overriding royalty interests and/or reversionary rights relating to either developed or undeveloped leasehold acreage, it being specifically recognized that if any such interest selected is in a state where a mortgage, deed of trust, assignment of production and security agreement or financing statement is, or may be, ineffective, a document appropriate for use in that state shall be required. "Derivatives" means, foreign exchange transactions and commodity, currency and interest rate swaps, floors, caps, collars, forward sales, options, other similar transactions and combinations of the foregoing, including without limitation, Rate Management Transactions. "Dollars" and "$" mean lawful money of the United States of America. 3 "ERISA": Section 6.10. "Eurodollar Interest Period" means, with respect to each particular Eurodollar Portion, a period of thirty (30), sixty (60) or ninety (90) days (or such longer period as may be requested by Borrower and agreed to by Lender in its sole discretion), as specified in the Rate Election applicable thereto, beginning on and including the date specified in such Rate Election (which must be a Business Day), and ending thirty (30), sixty (60) or ninety (90) days (or the number of days requested by Borrower and agreed to by Lender in its sole discretion) thereafter, provided that each Eurodollar Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (unless such next succeeding Business Day is in the next calendar month, in which case such Eurodollar Interest Period shall end on the immediately preceding Business Day). No Eurodollar Interest Period may be elected for any Eurodollar Portion which would extend past the Revolving Maturity Date. "Eurodollar Margin" means, with respect to each Eurodollar Portion of the Revolving Loan, two and three-fourths percent (2.75%). "Eurodollar Portion" means any portion of the unpaid principal balance of the Revolving Loan which Borrower designates as such in a Rate Election. "Eurodollar Rate" means, with respect to each particular Eurodollar Portion for any Interest Period therefor, the rate of interest per annum at which deposits in immediately available and freely transferrable funds in Dollars are offered to Lender (at approximately 10:00 a.m. Dallas, Texas time three Business Days prior to the first day of each Interest Period) in the London interbank market for delivery on the first day of such Interest Period in an amount equal to or comparable to the principal amount of the Eurodollar Portion to which such Interest Period relates. Each determination of the Eurodollar Rate by Lender shall, in the absence of error, be conclusive and binding. "Event of Default": Section 9.1. "GAAP" shall mean those generally accepted accounting principles and practices that are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board (or any other appropriate board or committee thereof), applied on a basis consistent with that of prior periods so as to properly reflect the financial condition, results of operations and cash flows of a person, except that any accounting principle or practice required to be changed by the said Accounting Principles Board or Financial Accounting Standards Board (or any other board or committee thereof) in order to continue as a generally accepted accounting principle or practice may so be changed and when so changed shall constitute generally accepted accounting principles in accordance with the terms hereof. "Highest Lawful Rate" means the maximum nonusurious rate of interest (or, if the context so requires, an amount calculated at such rate) that Lender is allowed to contract for, charge, take, reserve or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges under the Loan Papers. 4 "Interest Period" means, with respect to any Eurodollar Portion, the related Eurodollar Interest Period. "Investments": Section 8.4. "Lender": the preamble. "Lien" means any lien, mortgage, security interest, charge, or encumbrance of any kind, including, without limitation, the Rights of a vendor, lessor, or similar party under any conditional sales agreement or other title retention agreement or lease substantially equivalent thereto, any production payment, and any other Right of, or arrangement with, any creditor to have his claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof. "Loan Papers" means (i) this Agreement, (ii) any and all notes, mortgages, deeds of trust, security agreements, financing statements, guaranties, and other agreements, documents, certificates, letters and instruments ever delivered or executed pursuant to, or in connection with, this Agreement, as any of the same may hereafter be amended, supplemented or restated (including, without limitation, the Note and the Deed of Trust), (iii) any and all agreements, documents and instruments ever delivered or executed pursuant to, or in connection with, Rate Management Transactions, and (iv) any and all future renewals and extensions or restatements of, or amendments or supplements to, all or any part of the foregoing. "Margin Regulations" means, as applicable, Regulations G, U and X of the Board of Governors of the Federal Reserve System, as from time to time in effect. "Material Adverse Change" means any set of circumstances or events that (i) will or could reasonably be expected to have any adverse effect upon the validity, performance, or enforceability of any Loan Paper, (ii) is or could reasonably be expected to be material and adverse to the financial condition or business operations of Borrower, (iii) will or could reasonably be expected to impair the ability of Borrower to fulfill its obligations under the terms and conditions of the Loan Papers, or (iv) will or could reasonably be expected to cause an Event of Default. "Material Agreement" of any person means any material written or oral agreement, contract, commitment, or understanding to which such person is a party, by which such person is directly or indirectly bound, or to which any asset of such person may be subject, which is not cancelable by such person upon 30 days or less notice without liability for further payment other than nominal penalty. "Mineral Interests" means Rights, estates, titles, and interests in and to oil, gas, sulphur, or other mineral (or any combination thereof) leases (and all extensions, amendments, ratifications, and subleases thereof or thereunder) and any mineral interests, royalty and overriding royalty interests, production payment and net profits interests, mineral fee interests, and rights therein, including, without limitation, any reversionary or carried interests relating to the foregoing, together with Rights, titles, and interests created by or arising under 5 the terms of any unitization, communitization, and pooling agreements or arrangements, and all properties, rights, and interests covered thereby, whether arising by contract, by order, or by operation of law, which now or hereafter include all or any part of the foregoing. "Monthly Automatic Borrowing Base Reduction": Section 3.6. "Net Income" means Borrower's unconsolidated net income, determined in accordance with GAAP. "Net Worth" means, as of any date, an amount equal to Borrower's unconsolidated stockholders' equity, as determined in accordance with GAAP. "Note": Section 2.3(a). "Obligation" means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to Lender by Borrower, arising from, by virtue of, or pursuant to any Loan Paper (including, without limitation, amounts owed to Lender by Borrower on account of any letters of credit issued by Lender for the account of Borrower and any and all obligations, contingent or otherwise, whether now existing or hereafter arising, of Borrower to Lender arising under or in connection with Rate Management Transactions), or otherwise, together with all interest accruing thereon and reasonable costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several or were, prior to acquisition thereof by Lender, owed to some other person. "Plan" means any plan subject to Title IV of ERISA and maintained by Borrower, or any such plan to which Borrower is required to contribute on behalf of its employees. "Prior Lender": Recital A. "Prior Loan Agreement": Recital A. "Prior Note" means that certain promissory note dated December 18, 2000, in the original principal amount of $30,000,000 executed by Borrower and payable to the order of Prior Lender. "Rate Election" has the meaning given it in Section 2.9. "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between Borrower and Lender, or any affiliate of Lender, which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect 6 to any of these transaction) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures. "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as from time to time in effect. "Reserve Percentage" means, on any day with respect to each particular Eurodollar Portion in a Tranche, the maximum reserve requirement, as determined by Lender (including without limitation any basic, supplemental, marginal, emergency or similar reserves), expressed as a decimal and rounded to the next higher .01 of 1%, which would then apply to Lender under Regulation D or successor regulations issued from time to time by the Board of Governors of the Federal Reserve System with respect to "Eurocurrency liabilities" (as such term is defined in Regulation D) equal in amount to Lender's Eurodollar Portion in such Tranche, were Lender to have any such "Eurocurrency liabilities". If such reserve requirement shall change after the date hereof, the Reserve Percentage shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each such change in such reserve requirement. "Revolving Commitment": Section 2.1(a). "Revolving Loan" means a loan or loans made under the Revolving Commitment pursuant to Section 2.1(a). "Revolving Maturity Date" means January 25, 2006. "Rights" means rights, remedies, powers, privileges and benefits. "Subsidiary" means any corporation or other entity fifty percent (50%) or more of the Voting Shares of which is owned, directly or indirectly, by Borrower. "Taxes" has the meaning given it in Section 2.13. "Total Monthly Automatic Borrowing Base Reductions" means the sum of the Monthly Automatic Borrowing Base Reductions during each fiscal quarter of Borrower. "Tranche" has the meaning given it in Section 2.9. "Voting Shares" of any corporation or other entity shall mean outstanding shares of capital stock or other ownership interests of any class or classes (however designated) having ordinary voting power for the election of at least a majority of the members of the Board of Directors (or other governing body) of such corporation or other entity, other than shares having such power only by reason of the happening of a contingency. 7 1.2 Other Definitional Provisions. (a) All terms defined in this Agreement shall have the above described meanings when used in any other Loan Paper or in any certificate, report or other document made or delivered pursuant to this Agreement, unless same shall otherwise expressly require. (b) Terms used herein in the singular shall import the plural and vice versa. (c) Terms not specifically defined herein shall have the meanings accorded them under GAAP, customary oil and gas industry practices or the Texas Uniform Commercial Code, as appropriate. (d) The words "hereof," "herein," "hereto," "hereunder" and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. ARTICLE II Revolving Loan 2.1 Revolving Commitment. (a) Subject to the terms and conditions hereof, during the period beginning on the date hereof and ending on the Revolving Maturity Date, Lender agrees to extend to Borrower a revolving line of credit which shall not exceed at any time outstanding the lesser of (i) $30,000,000, or (ii) the Borrowing Base from time to time in effect (such lesser amount being referred to herein as the "Revolving Commitment"). Subject to the foregoing limitations and the requirements set forth herein and in the Note, Borrower may borrow, repay, and reborrow hereunder during the period beginning on the date hereof and ending on the Revolving Maturity Date. Notwithstanding any other provisions of this Agreement, no Advance shall be required to be made hereunder if any Event of Default has occurred and is continuing. (b) Borrower may at any time prior to the Revolving Maturity Date upon at least one (1) Business Day's notice in writing to Lender reduce (in $100,000 integer multiples) or terminate the Revolving Commitment. If the Revolving Commitment is reduced, Lender shall thereafter have no obligation to make any Advance that would result in the Revolving Loan exceeding the Revolving Commitment as so reduced; if the Revolving Commitment is terminated, no further Advance shall be made pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, (i) once reduced or terminated, the Revolving Commitment may not be increased or reinstated except upon the mutual written agreement of Borrower and Lender; and (ii) Borrower shall not reduce the Revolving Commitment to an amount that is less than the outstanding balance of the Revolving Loan on the effective date of such reduction. 8 2.2 Manner of Borrowing. (a) Each request by Borrower to Lender for an Advance shall be in the form of Exhibit 2.2 hereto and shall specify the aggregate amount of such requested Advance and the requested date of such Advance. Borrower shall furnish to Lender each request for Advance not later than 10:00 a.m. Midland, Texas time, (i) one (1) Business Day prior to the requested borrowing date (which must be a Business Day) in the case of Advances to be made as Base Rate Portions, and (ii) three (3) days prior to the requested borrowing date (which must be a Business Day) in the case of Advances to be made as Eurodollar Portions; provided that, any Advance to be made as a Eurodollar Portion shall require, in addition, a Rate Election as set forth in Section 2.9. Subject to Section 2.9, each Advance shall be in the minimum amount of $50,000 or the unadvanced portion of the Revolving Commitment, whichever is less. (b) Upon fulfillment of all applicable conditions set forth in Section 5.2 hereof (and assuming the prior satisfaction of all conditions pursuant to Section 5.1 hereof), Lender shall before 2:00 o'clock p.m. (Midland, Texas time) on the requested borrowing date, pay or deliver each Advance to or upon the order of Borrower at the principal banking office of Lender in Midland, Texas in immediately available funds. 2.3 Note. (a) The Advances made by Lender under the Revolving Loan shall be evidenced by a promissory note (the "Note"), which shall be (i) dated as of the date hereof, (ii) in the principal amount of $30,000,000, and (iii) in the form of Exhibit 2.3 hereto with blanks appropriately completed in conformity herewith. Notwithstanding the principal amount of the Note as stated on the face thereof, the amount of principal actually owing on the Note at any given time shall be the aggregate of all Advances theretofore made to Borrower under the Revolving Loan, less all payments of principal theretofore actually received by Lender and applied to the Note. (b) It is expressly agreed that the Note is given, to the extent of $12,065,589.00, in renewal, extension and rearrangement, but not in extinguishment or novation, of the unpaid principal balance of the Prior Note. 2.4 Principal Payments. The principal of the Note shall be due and payable on the Revolving Maturity Date, unless earlier due in whole or in part pursuant to the mandatory prepayment requirements of Section 3.5, Section 3.6 or the other terms hereof. 2.5 Interest Rate; Interest Payments. The unpaid principal balance of the Note shall bear interest from time to time and interest on the Note shall be payable, as follows: (a) Borrower agrees to pay interest on the Note calculated on the basis of the actual days elapsed in a year consisting of 365 or, if appropriate, 366 days with respect to the unpaid principal amount of each Base Rate Portion during the term of the Note until maturity (whether by acceleration or otherwise), at a varying rate per annum equal to the lesser of (i) the Highest Lawful Rate, or (ii) the Base Rate. Subject to the provisions of this Agreement and to 9 prepayment, the principal of the Note representing Base Rate Portions shall be due and payable as specified in Section 2.4 hereof and the interest in respect of each Base Rate Portion shall be due and payable monthly on the 1st day of each month, commencing March 1, 2002. Past due principal and, to the extent permitted by law, past due interest in respect to each Base Rate Portion, shall bear interest, payable on demand, at a rate per annum equal to the Highest Lawful Rate. (b) Borrower agrees to pay interest calculated on the basis of a year consisting of 360 days with respect to the unpaid principal amount of each Eurodollar Portion during the term of the Note until maturity (whether by acceleration or otherwise), at a varying rate per annum equal to the lesser of (i) the Highest Lawful Rate, or (ii) the applicable Adjusted Eurodollar Rate during the related Eurodollar Interest Period. Subject to the provisions of this Agreement with respect to prepayment, the principal of the Note representing Eurodollar Portions shall be payable as specified in Section 2.4 hereof and the interest with respect to each Eurodollar Portion shall be due and payable on the day which the related Eurodollar Interest Period ends. Past due principal and, to the extent permitted by law, past due interest in respect to each Eurodollar Portion, shall bear interest, payable on demand, at a rate per annum equal to the Highest Lawful Rate. 2.6 Capital Adequacy. If at any time after the date hereof, and from time to time, any law, rule, regulation or treaty now existing or hereafter promulgated regarding capital adequacy, or any adoption thereof, ruling thereon, change therein, or interpretation thereof now existing or hereafter made by any governmental authority, central bank or comparable agency regarding capital adequacy, or compliance by Lender with any request, directive, or requirement now existing or hereafter imposed by any governmental authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), shall result in Lender incurring a reduction in the rate of return on Lender's capital as a consequence of Lender's obligations hereunder to a level below that which Lender otherwise could have achieved in an amount deemed by Lender to be material (and Lender may, in determining such amount, utilize such assumptions and allocations of costs and expenses as Lender shall deem reasonable and may use any reasonable averaging or attribution method), then, Lender may, from time to time, notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate Lender for the reductions incurred. In such event, Borrower agrees that it shall, within thirty (30) days, either (i) pay such amount to Lender, or (ii) renegotiate the interest rate on the Note to a rate mutually acceptable to Borrower and Lender. Failing Borrower's payment of such amount pursuant to clause (i) above or the renegotiation of the interest rate pursuant to clause (ii) above, Borrower agrees that it shall, within ninety (90) days thereafter, pay the Obligation in full and terminate this Agreement. 2.7 Prepayments. Borrower may prepay any Base Rate Portion, in whole or in part, without penalty or premium, provided, however, that the Revolving Commitment shall be terminated if the unpaid principal balance of the Note is at any time reduced to less than $1,000. No prepayment of any Eurodollar Portion or any part thereof shall be permitted prior to the last day of the current Interest Period therefor without the prior consent of Lender; provided, that if Lender determines that it may not lawfully maintain a Eurodollar Portion to 10 the last day of the current Interest Period therefor, Borrower shall prepay such Eurodollar Portion on the date required by Lender. If there is a permitted prepayment of any Eurodollar Portion prior to the last day of the current Interest Period therefor, whether by consent or requirement of Lender (including without limitation pursuant to Section 3.5 or Section 3.6 hereof) or because of acceleration or otherwise, Borrower shall, within fifteen (15) days of any request by Lender, pay to Lender any loss or expense which Lender may incur or sustain as a result of any such prepayment. A statement as to the amount of such loss or expense, prepared in good faith and in reasonable detail by Lender and submitted by Lender to Borrower, shall be conclusive and binding absent manifest error in computation. Calculation of all amounts payable to Lender under this Section 2.7 shall be made as though Lender shall have actually funded or committed to fund the relevant Eurodollar Portion through the purchase of an underlying deposit in an amount equal to the amount of such portion and having a maturity comparable to the current Interest Period for such Eurodollar Portion; provided, however, that Lender may fund any Eurodollar Portion in any manner it sees fit and the foregoing assumption shall be utilized only for the purpose of calculation of amounts payable under this Section 2.7. 2.8 Manner and Application of Payments. All payments of principal and interest on the Note shall be made by Borrower to Lender before 1:30 o'clock p.m. (Midland, Texas time), in lawful money of the United States of America and in immediately available funds at Lender's principal banking office in Midland, Texas. In any case where a payment of principal or interest on the Note, or any commitment or other fee, is due on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, but interest shall continue to accrue until the payment is in fact made. All payments and prepayments on the Obligation, including proceeds from the exercise of any Rights under the Loan Papers or proceeds of any of the Collateral, shall be applied to the Obligation in the order deemed appropriate by Lender, but Lender shall always retain the right to apply same in the following order: (i) to expenses for which Lender shall not have been reimbursed under the Loan Papers and then to all indemnified amounts due Lender under the terms of the Loan Papers; (ii) to accrued and unpaid interest on the Note; (iii) to Base Rate Portions of the Loan; (iv) to Eurodollar Portions of the Loan; and (v) to the remaining Obligation. Subject to the foregoing, payments of principal of the Note shall be applied to the Eurodollar Portions as Borrower shall select; provided, however, that Borrower shall select Eurodollar Portions to be repaid subject to the terms of Section 2.7 hereof, and in a manner designed to minimize the consequential loss to Lender, if any, resulting from such payments; and provided further that, if Borrower shall fail to select the Eurodollar Portions to which such payments are to be applied, or if an Event of Default has occurred and is continuing at the time of such payment, then Lender shall be entitled to apply the payment to such Eurodollar Portions in the manner it shall deem appropriate. 2.9 Rate Elections. Borrower may from time to time designate all or any portions of the Revolving Loan (including any yet to be made Advances which are to be made prior to or at the beginning of the designated Interest Period but excluding any portions of the Revolving Loan which are required to be repaid prior to the end of the designated Interest Period) as a "Tranche", which term refers to a set of Eurodollar Portions with identical Interest Periods. Lender shall not be required to give effect to such election during the continuance of an Event 11 of Default, and Borrower may make such an election with respect to already existing Eurodollar Portions only if such election will take effect at or after the termination of the Interest Period applicable thereto. Each election by Borrower of a Tranche shall: (a) Be made in writing in the form and substance of Exhibit 2.9 attached hereto, duly completed, herein called a "Rate Election"; (b) Specify the aggregate amount of the Revolving Loan which Borrower desires to designate as such Tranche, the first day of the Interest Period which is to apply thereto, and the length of such Interest Period; and (c) Be received by Lender not later than 10:00 a.m. Midland, Texas time, on the third Business Day preceding the first day of the specified Interest Period. Each Rate Election shall be irrevocable. Borrower may make no Rate Election which does not specify an Interest Period complying with the definition of "Eurodollar Interest Period" in Section 1.1, and the aggregate amount of the Tranche elected in any Rate Election must be $1,000,000 or a higher integral multiple of $100,000. Upon the termination of each Interest Period the portion of the Revolving Loan within the related Tranche shall, unless the subject of a new Rate Election then taking effect, automatically become a part of the Base Rate Portion of the Revolving Loan and become subject to all provisions of the Loan Papers governing such Base Rate Portion. Borrower shall have no more than two (2) Tranches in effect at any time. 2.10 Increased Cost of Eurodollar Portion. If any applicable domestic or foreign law, treaty, rule, directive or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law): (a) shall change the basis of taxation of payments to Lender of any principal, interest, or other amounts attributable to any Eurodollar Portion of the Revolving Loan, or otherwise due under this Agreement in respect of any Eurodollar Portion of the Revolving Loan (other than taxes imposed on the overall net income of Lender or any lending office of Lender by any jurisdiction in which Lender or any such lending office is located); (b) shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any Eurodollar Portion (excluding those for which Lender is fully compensated pursuant to adjustments made in the definition of Adjusted Eurodollar Rate) or against assets of, deposits with or for the account of, or credit extended by, Lender; or (c) shall impose on Lender or the London interbank market any other condition affecting any Eurodollar Portion; and the result of any of the foregoing (a) through (c) is to (1) increase the cost to Lender of funding or maintaining any Eurodollar Portion, or (2) to reduce the amount of any sum 12 receivable by Lender in respect of any Eurodollar Portion by an amount reasonably deemed by Lender to be material; then (i) Lender shall promptly notify Borrower in writing of the happening of such event, (ii) Borrower shall thereafter upon demand pay to Lender such additional amount or amounts as will compensate Lender for such additional cost or reduction, subject to the provisions of Section 2.12, and (iii) Borrower may elect, by giving to Lender not less than three (3) Business Days' notice, to convert all (but not less than all) of any such Eurodollar Portion into a part of the Base Rate Portion, subject to the provisions of Section 2.12. 2.11 Availability. If (a) any change in applicable laws, treaties, rules or regulations or in the interpretation or administration thereof in any jurisdiction whatsoever, domestic or foreign, shall make it unlawful or impracticable for Lender to fund or maintain Eurodollar Portions, or shall materially restrict the authority of Lender to purchase or take offshore deposits of dollars (i.e., "eurodollars"), or (b) Lender determines that matching deposits appropriate to fund or maintain any Eurodollar Portion are not available to it, or (c) Lender determines that the formula for calculating the Adjusted Eurodollar Rate does not fairly reflect the cost to Lender of making or maintaining loans based on such rate, then, upon notice by Lender to Borrower, Borrower's right to elect Eurodollar Portions shall be suspended to the extent and for the duration of such illegality, impracticability, restriction or condition, and all Eurodollar Portions (or portions thereof) which are then outstanding or are then the subject of any Rate Election and which cannot lawfully or practicably be maintained or funded shall immediately become or remain part of the Base Rate Portions of the Loan, subject to the provisions of Section 2.12. Borrower agrees to indemnify Lender and hold it harmless against all costs, expenses, claims, penalties, liabilities and damages which may result from any such change in law, treaty, rule, regulation, interpretation or administration. 2.12 Funding Losses. In addition to its other obligations hereunder, Borrower will indemnify Lender against, and reimburse Lender on demand for, any loss or expense incurred or sustained by Lender, as a result of (a) any payment or prepayment (whether authorized or required hereunder or otherwise) of all or a portion of a Eurodollar Portion on a day other than the day on which the applicable Interest Period ends, (b) any payment or prepayment (whether required hereunder or otherwise) of the Revolving Loan made after the delivery, but before the effective date, of a Rate Election, if such payment or prepayment prevents such Rate Election from becoming fully effective, (c) the failure of any Advance to be made or of any Rate Election to become effective due to any condition precedent to an Advance not being satisfied, due to the inability of Lender (acting reasonably and in accordance with Section 2.11) to determine the Adjusted Eurodollar Rate for a Eurodollar Portion, or due to any other action or inaction of Borrower, or (d) any conversion (whether authorized or required hereunder or otherwise) of all or any portion of any Eurodollar Portion into a Base Rate Portion on a day other than the day on which the applicable Interest Period ends. 2.13 Taxes. All payments by Borrower of principal of, and interest on, the Revolving Loan, and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by Lender's net 13 income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then, Borrower will: (a) pay directly to the relevant authority the full amount required to be so withheld or deducted; (b) promptly forward to Lender an official receipt or other documentation satisfactory to Lender evidencing such payment to such authority; and (c) pay to Lender such additional amount(s) as is necessary to ensure that the net amount actually received by Lender will equal the full amount such Lender would have received had no such withholding or deduction been required. If any Taxes are directly asserted against Lender with respect to any payment received by Lender hereunder, Lender may pay such Taxes and Borrower will promptly pay such additional amounts to Lender (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fail to remit to Lender the required receipts or other required documentary evidence, Borrower shall indemnify Lender for any Taxes, interest or penalties that may become payable by Lender as a result of any such failure. ARTICLE III Borrowing Base and Required Prepayments Under Note 3.1 Borrowing Base. The "Borrowing Base" is initially set at the sum of $13,000,000.00 but shall be subject to redetermination as further provided in this Article. 3.2 Redeterminations of Borrowing Base and Monthly Automatic Borrowing Base Reduction. Lender shall redetermine the Borrowing Base and Monthly Automatic Borrowing Base Reduction semi-annually, on or about May 1 and November 1 of each year, beginning May 1, 2002. Lender may require a redetermination of the Borrowing Base and Monthly Automatic Borrowing Base Reduction at any time in its sole discretion. In addition, Borrower may request that Lender redetermine the Borrowing Base and Monthly Automatic Borrowing Base Reduction at any time, and Lender agrees to respond to each such request within thirty (30) days after Lender has received from Borrower the requisite information for such redetermination; provided, however, that Borrower may request no more than one Borrowing Base and Monthly Automatic Borrowing Base Reduction redetermination during the six-month period between each scheduled Borrowing Base redetermination. Promptly following each redetermination of the Borrowing Base or the Monthly Automatic Borrowing Base Reduction, Lender shall notify Borrower of any change in the amount of the Borrowing Base or the Monthly Automatic Borrowing Base Reduction. Until such time as Lender has notified Borrower in writing of a change in the amount of the Borrowing Base or the Monthly Automatic Borrowing Base 14 Reduction, the Borrowing Base and Monthly Automatic Borrowing Base Reduction will remain unchanged. Borrower shall furnish to Lender, no later than thirty (30) days prior to each redetermination date hereunder (or within thirty (30) days after receipt of notice from Lender that it has elected to make a non-scheduled Borrowing Base and Monthly Automatic Borrowing Base Reduction redetermination), such information as Lender may request, in form and substance acceptable to Lender, requisite to Lender's redetermination of the Borrowing Base and Monthly Automatic Borrowing Base Reduction. 3.3 Standards for Redetermination. All Borrowing Base and Monthly Automatic Borrowing Base Reduction redeterminations shall be made by Lender in the exercise of its sole discretion in accordance with its customary practices and standards for loans in similar amounts to borrowers similarly situated, at the time and under the circumstances then prevailing. 3.4 Borrowing Base Redetermination Fee. In addition to the payments provided for in the Note, Borrower shall pay to Lender at the time Lender provides the notice required by Section 3.2, an amount equal to one-quarter of one percent (.25%) of the amount of any increase in the Borrowing Base upon a scheduled or non-scheduled Borrowing Base redetermination. The parties acknowledge and agree that the Borrowing Base redetermination fees payable hereunder are intended as reasonable compensation to Lender for its efforts in redetermining the Borrowing Base during the term of the Revolving Commitment and for no other purpose. 3.5 Mandatory Increase in Collateral or Prepayment of Principal of the Note. In the event that the Obligation shall, at the time of notification of the Borrowing Base by Lender to Borrower pursuant to Section 3.2, be in excess of the Revolving Commitment, Borrower shall, at Borrower's option, either (i) within thirty (30) days thereafter, by instruments satisfactory in form and substance to Lender, provide Lender with additional collateral with value in amounts satisfactory to Lender, in its sole discretion, in order to increase the Borrowing Base by an amount at least equal to such excess, (ii) within thirty (30) days thereafter, prepay the principal of the Note (together with accrued interest on the principal amount so prepaid) in an amount at least equal to such excess, or (iii) within thirty (30) days thereafter, eliminate the Borrowing Base deficiency through a combination of items (i) and (ii) above. 3.6 Monthly Automatic Borrowing Base Reduction and Prepayment of Principal of the Note. The Borrowing Base shall automatically reduce by $300,000 on May 1, 2002, and on the first day of each month thereafter during the term of the Revolving Commitment (each a "Monthly Automatic Borrowing Base Reduction"), subject to Lender's right, in its sole discretion, to redetermine the Monthly Automatic Borrowing Base Reduction in conjunction with a Borrowing Base redetermination pursuant to Section 3.2 above. In the event that the Obligation shall be in excess of the Revolving Commitment on the date of any Monthly Automatic Borrowing Base Reduction, then on said date Borrower shall prepay the principal of the Note in an amount equal to such excess, in addition to the payment of accrued interest on the Note that may be due on such date. The provisions of Section 3.5 above shall be applicable 15 to scheduled and non-scheduled redeterminations of the Borrowing Base but shall not apply to a Monthly Automatic Borrowing Base Reduction. 3.7 Letters of Credit. Unless an Event of Default shall have occurred and be continuing or outstanding Advances to Borrower exceed the Borrowing Base, Lender shall (subject to the exceptions hereinafter provided) from time to time during the term of the Revolving Commitment upon request of Borrower issue letters of credit for the account of Borrower in such face amounts as Borrower may designate; provided, however, that: (a) the face amount of all such letters of credit in the aggregate issued and outstanding during the term of this Agreement shall not exceed the sum of $500,000; (b) the face amount of all such letters of credit outstanding and requested shall be considered as Advances hereunder for Borrowing Base purposes; (c) no such letter of credit shall be for a term longer than one year, nor shall any such letter of credit have an expiration date subsequent to the Revolving Maturity Date; (d) payments by Lender on any such letter of credit shall be considered as Advances made as Base Rate Portions under the Note; (e) the Collateral shall secure all of the obligations of Borrower to repay Lender in connection with any amounts paid by Lender on drafts or demands for payment drawn or made under any such letters of credit (or under or in connection with any related letter of credit applications); (f) each such letter of credit shall be used only for the purpose of securing Borrower's bonding obligations associated with its oil and gas business; and (g) simultaneously with the issuance of any such letter of credit, Borrower shall pay to Lender a letter of credit fee in an amount equal to the greater of $500, or one percent (1%) of the face amount of such letter of credit (calculated on a per annum basis based on the stated term of such letter of credit). ARTICLE IV Security and Assignment To secure full and complete payment and performance of the Obligation, Borrower hereby grants and conveys to and creates in favor of Lender Bank Liens in, to and on all of the following items and types of property (referred to collectively herein as the "Collateral"), all as more particularly described in the Loan Papers: (a) all present and future interest now owned or hereafter acquired by Borrower in the Mineral Interests identified in the Deed of Trust, together with all proceeds of production therefrom; (b) all present and future increases, profits, combinations, reclassifications, improvements and products of, accessions, attachments, and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, any of the Collateral; (c) all cash and noncash proceeds and other Rights arising from or by virtue of, or from the voluntary or involuntary sale, lease or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person with respect to, any of the Collateral; 16 (d) all present and future security for the payment to Borrower for any of the Collateral; (e) all goods which gave or will give rise to any of the Collateral or are evidenced, identified or represented therein or thereby; and (f) all certificates of title, manufacturer's statements of origin, or other documents, accounts and chattel paper arising from or related to any of the Collateral. All Bank Liens created in favor of Prior Lender pursuant to the Prior Loan Agreement are hereby ratified, renewed and extended in favor of Lender, without lapse or interruption of perfection or priority. ARTICLE V Conditions Precedent 5.1 Renewal and Extension. The obligation of Lender to accept the Note in renewal, extension and rearrangement of the Prior Note shall be subject to satisfaction of each of the following conditions precedent: (a) There shall have been executed, where appropriate, and delivered by Borrower (and/or any other requisite party thereto) (i) the documents listed on Schedule 5.1 hereto, all of which shall be in form and substance satisfactory to Lender and its counsel, and (ii) such other documents or instruments as Lender may reasonably require. (b) All requirements of notice necessary to perfect each Bank Lien shall have been accomplished or arrangements made therefor to the satisfaction of Lender and its counsel. (c) Lender shall have received from Borrower's legal counsel a favorable legal opinion in form and substance satisfactory to Lender and its counsel respecting the matters set forth in Section 6.1, 6.2, 6.5, 6.15 and 6.16 hereof. (d) No Material Adverse Change shall have occurred in the financial condition, assets or business prospects of Borrower since September 30, 2001. (e) All fees due and payable to Prior Lender and all accrued and unpaid interest on the Prior Note shall have been paid up to the date hereof. (f) Lender shall have received an assignment of notes, liens and security interests and the original of the Prior Note, with appropriate endorsement, from the Prior Lender, all in form and substance satisfactory to Lender. (g) Lender shall have received from Borrower satisfactory title information covering not less than eighty percent (80%) of the engineered value of Borrower's Mineral Interests. 17 (h) Borrower shall have paid to Lender a facility fee in the amount of $32,500. (i) Lender shall have received from Borrower a satisfactory environmental report covering Borrower's Mineral Interests prepared by an independent firm acceptable to Lender or other environmental assurances acceptable to Lender. (j) Lender shall have received from Borrower's litigation counsel a satisfactory report with respect to each litigation matter set forth on Schedule 6.5 attached hereto. (k) Lender shall have received from Borrower a statement satisfactory to Lender regarding Borrower's commodity hedging strategy. 5.2 All Advances. The obligation of Lender to make any Advance hereunder shall be subject to satisfaction of each of the following conditions precedent: (a) An authorized individual shall have requested such Advance in accordance with the requirements of Section 2.2(a) hereof. (b) No Event of Default shall have occurred that has not been waived in writing by Lender, and there shall exist no condition or event that, with the giving of notice or lapse of time or both, would constitute an Event of Default. (c) Borrower shall have observed, performed and complied with all covenants, agreements, duties and obligations contained in the Loan Papers. ARTICLE VI Representations and Warranties In order to induce Lender to enter into this Agreement, Borrower represents and warrants to Lender as of the date hereof, which representations and warranties shall survive the delivery of the Note, as follows: 6.1 Existence and Authority. Borrower is (i) a corporation duly organized, legally existing and in good standing under the laws of the State of Delaware, and (ii) duly qualified as a foreign corporation and in good standing in the State of Texas. Except to the extent that the failure to qualify would not cause or result in a Material Adverse Change, there are no other states or jurisdictions wherein Borrower's operations, transaction of business or ownership of property makes such qualification necessary. 6.2 Powers. Borrower is duly authorized and empowered to create and issue the Note and to execute and deliver this Agreement, the other Loan Papers and all other instruments referred to or mentioned herein, and all action (corporate or otherwise) on Borrower's part requisite for the due creation, issuance and delivery of the Note and the due 18 execution and delivery of this Agreement and the other Loan Papers has been duly and effectively taken. This Agreement is, and the other Loan Papers when duly executed and delivered will be, legal, valid and binding obligations of Borrower enforceable in accordance with their terms (subject to any applicable bankruptcy, insolvency or other laws generally affecting the enforcement of creditors' rights). The Loan Papers do not violate any provisions of Borrower's articles of incorporation or bylaws or of any contract, partnership or other agreement, law or regulation to which Borrower is subject, and the same do not require the consent or approval of any other person or entity, including without limitation, any regulatory authority or governmental body of the United States, of any state or of any political subdivision of the United States or of any State. 6.3 Financial Statements. The unconsolidated financial statements of Borrower for the three (3) months ended September 30, 2001, which have been delivered to Lender, are complete and correct, have been prepared in conformity with GAAP, and fairly present the financial condition and results of operations of Borrower as of the dates and for the periods stated. No Material Adverse Change in the financial condition of Borrower has occurred since September 30, 2001. 6.4 Liabilities. As of the date hereof, Borrower has no material liabilities, direct or contingent, other than those set forth in the financial statements of Borrower referred to in Section 6.3 hereof. Borrower knows of no fact, circumstance, act, condition or development that will or could cause a Material Adverse Change. 6.5 Litigation. Except as provided in Schedule 6.5 attached hereto, Borrower is not involved in, nor is aware of the threat of, any material litigation, nor are there any outstanding or unpaid judgments against Borrower. 6.6 Taxes. All tax returns required to be filed by Borrower in all jurisdictions have been filed, and all taxes, assessments, fees and other governmental charges upon Borrower or upon any of its property, income or franchises, which are due and payable, have been paid, or adequate reserves determined in conformity with GAAP have been provided for payment thereof. 6.7 Purpose of Loan. The proceeds of any Advances (a) are not and will not be used directly or indirectly for the purpose of purchasing or carrying, or for the purpose of extending credit to others for the purpose of purchasing or carrying, any "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, as amended; and (b) will be otherwise used for lawful purposes. 6.8 Properties; Liens. (a) With regard to the Mineral Interests included in the Deed of Trust, (i) Borrower has good and marketable title to all such Mineral Interests, free and clear of all Liens except Liens permitted under Section 8.1 hereof, and has full authority to create Bank Liens thereon; and (ii) all such Mineral Interests are valid, subsisting and in full force and effect, and 19 all rentals, royalties and other amounts due and payable in respect thereof have been duly paid. (b) Borrower has good and marketable title to all of its other respective properties reflected on the financial statements referred to in Section 6.3 hereof, and, except for the Liens permitted under Section 8.1, there is no Lien on any asset of Borrower. (c) Subject to the Liens permitted under Section 8.1 and Liens that neither materially detract from the marketability of the property nor impair the use of the property, and except as may be limited or otherwise affected by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, upon execution, delivery and recording, or filing, as appropriate, the Loan Papers will be effective to create in favor of Lender a legal, valid and continuing first Lien on the property (real and personal, tangible and intangible) described therein, prior and superior to all other existing or future Liens, and, upon the filing of the appropriate notice documents, will be enforceable as such against creditors and purchasers from Borrower, and no other filings, recordings or other actions are necessary or desirable in order to establish, preserve, protect and perfect such Lien in favor of Lender as a valid and perfected first Lien on such property, except a continuation statement may be required under the Uniform Commercial Code. (d) None of the Collateral is or will be subject to a gas balancing arrangement under which a material imbalance exists with respect to which imbalance Borrower is in an overproduced status and is required to (i) permit one or more third parties to take a portion of the production attributable to such Collateral without payment (or without full payment) therefor, and/or (ii) make payment in cash in order to correct such imbalance. 6.9 Material Agreements. Except for the Loan Papers, the Material Agreements described on Schedule 6.9 attached hereto, agreements, documents and instruments giving rise to Mineral Interests, farmout agreements, gas contracts and operating and joint operating agreements related to any Mineral Interests, there are no Material Agreements of Borrower. The performance by Borrower under any Material Agreement will not cause a Material Adverse Change. Borrower is not, nor will the execution, delivery and performance of and compliance with the terms of the Loan Papers cause Borrower to be, in default (nor has any potential default occurred) under any Material Agreement, any agreement, document or instrument giving rise to Mineral Interests, farmout agreements, gas contracts or any operating or joint operating, or unitization agreements related to Mineral Interests, other than in each case such defaults or potential defaults which could not, individually or collectively, cause a Material Adverse Change. A default by Borrower under any operating or joint operating agreement related to any Mineral Interests it owns will not result in any loss or diminution of any other Mineral Interests it owns. 6.10 ERISA. All Plans maintained by Borrower are in compliance with all funding and other requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and none have been terminated or have accrued any funding deficiency for which Borrower would be liable under said statute. 20 6.11 Location of Records. The records of Borrower concerning the Collateral are kept at the following location: 110 North Marienfeld, Suite 465, Midland, Texas 79701. 6.12 Permits and Franchises, Etc. Borrower has all rights, licenses, permits, franchises, patents, patent rights, trademarks, trademark rights and copyrights that are required in order for it to conduct its business as now conducted without known conflict with the rights of others. Borrower is not aware of any fact or condition that might cause any of such rights not to be renewed in due course. 6.13 Subsidiaries. Borrower presently has no Subsidiary. Borrower owns no stock or other ownership interest in any other corporation, limited liability company or association, except Borrower owns a 30.675% membership interest in First Permian, L.L.C., a Delaware limited liability company. Borrower is not a member of any general or limited partnership, joint venture or association of any type whatsoever except associations, joint ventures or other relationships (a) that are established pursuant to a standard form operating agreement or similar agreement or that are partnerships for purposes of federal income taxation only, (b) that are not corporations or partnerships (or subject to the Uniform Partnership Act) under applicable state law, and (c) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties and interests owned directly by the parties in such associations, joint ventures or relationships. 6.14 Hazardous Wastes and Substances. Borrower and its properties are in compliance with applicable state and federal environmental laws and regulations and Borrower is not aware of and has not received any notice of any violation of any applicable state or federal environmental law or regulation and, except as previously disclosed in writing to Lender, there has not heretofore been filed any complaint, nor commenced any administrative procedure, against Borrower or any of its predecessors, alleging a violation of any environmental law or regulation. Except in substantial compliance with relevant environmental laws, Borrower has not installed, used, generated, stored or disposed of any hazardous waste, toxic substance, asbestos or related material ("Hazardous Materials") on its properties. For the purposes of this Agreement, Hazardous Materials shall include, but shall not be limited to, substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C.ss.9061, et seq., Hazardous Materials Transportation Act, 49 U.S.C.ss.1802, et seq., and the Resource Conservation and Recovery Act, 42 U.S.C.ss.6901, et seq., or as "hazardous substances," "hazardous waste" or "pollutant or contaminant" in any other applicable federal, state or local environmental law or regulation. There do not exist upon any property owned by Borrower any underground storage tanks or facilities, and to the knowledge of Borrower, none of such property has ever been used for the treatment, storage, recycling, or disposal of any Hazardous Materials. 6.15 Public Utility Holding Company Act. Borrower is not a "holding company," or "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended. 21 6.16 Investment Company Act. Borrower is not an "investment company," or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. 6.17 General. There are no significant material facts or conditions relating to the Loan Papers, any of the Collateral, or the financial condition or business of Borrower that could, collectively or individually, cause a Material Adverse Change and that have not been related, in writing, to Lender as an attachment to this Agreement; and all writings heretofore or hereafter exhibited or delivered to Lender by or on behalf of Borrower are and will be genuine and in all respects what they purport and appear to be. ARTICLE VII Affirmative Covenants As an inducement to Lender to enter into this Agreement, Borrower covenants and agrees that, from the date hereof and until termination of this Agreement and payment in full of the Obligation (except as otherwise provided in this Article), unless otherwise agreed to by Lender in writing: 7.1 Financial Statements and Other Information. Borrower will promptly furnish to Lender copies of (i) such information regarding its business and affairs and financial condition as Lender may reasonably request, and (ii) without request, the following: (a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of Borrower, a consolidated and an unconsolidated balance sheet of Borrower as of the close of such fiscal year and the related consolidated and unconsolidated statements of income, cash flows and stockholders' equity of Borrower for such year, which shall be audited and accompanied by the unqualified opinion and report thereon issued by Borrower's independent public accountants; (b) as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of Borrower, an unaudited consolidated and unconsolidated balance sheet of Borrower as of the close of such fiscal quarter and the related unaudited consolidated and unconsolidated statements of income, cash flows and stockholders' equity of Borrower for such fiscal quarter; (c) as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of Borrower, a report summarizing production, gross revenues, expenses, and net revenues from all of Borrower's Mineral Interests for such quarter on a field by field basis and, if requested by Lender, on a lease by lease basis; (d) on or before March 31 and September 30 of each year, an oil and gas reserve evaluation effective as of the immediately preceding December 31 and June 30, respectively, covering all of Borrower's Mineral Interests under the defined categories of proved 22 developed producing, proved developed nonproducing, and proved undeveloped, prepared by independent petroleum engineers selected by Borrower and satisfactory to Lender; (e) within forty-five (45) days after the end of each fiscal quarter of Borrower, the Compliance Certificate in the form of Exhibit 7.1 hereto signed by the President or Chief Financial Officer of Borrower; (f) as soon as available, copies of all filings by Borrower with the Securities and Exchange Commission; (g) immediately upon becoming aware of the existence of, or any material change in the status of, any litigation which could create a Material Adverse Change if determined adversely against Borrower, a written communication to Lender of such matter; (h) immediately upon becoming aware of an Event of Default or the existence of any condition or event that constitutes, or with notice or lapse of time, or both, would constitute an Event of Default, a verbal notification to Lender specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto and, immediately thereafter, a written confirmation to Lender of such matters; (i) immediately upon becoming aware that any person has given notice or taken any other action with respect to a claimed default under any material indenture, mortgage, deed of trust, promissory note, loan agreement, note agreement, drilling contract, operating or joint venture agreement or any other Material Agreement or undertaking to which Borrower is a party, a verbal notification to Lender specifying the notice given or action taken by such person and the nature of the claimed default and what action Borrower is taking or proposes to take with respect thereto and, immediately thereafter, a written communication to Lender of such matters; and (j) immediately upon becoming aware of the commencement of any material action or material proceeding against Borrower or any of its properties by any governmental agency, including, without limitation, the Internal Revenue Service, the Environmental Protection Agency, the U.S. Department of Energy or the Federal Energy Regulatory Commission, a written communication to Lender of such matter. All financial statements, schedules and other financial information delivered hereunder shall be prepared in conformity with GAAP and shall be certified as true and correct by the President or Chief Financial Officer of Borrower by signature and date thereon. 7.2 Taxes. Borrower will pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if not paid, might become a Lien upon such properties or any part thereof; provided that Borrower shall not be required to pay and discharge or cause to be paid or discharged any such tax, assessment, charge, levy or claim contested by it in good faith by 23 appropriate proceedings if Borrower shall have set up adequate reserves therefor, if required, under GAAP; and provided, further, that the immediately preceding provision shall not apply to any Lien imposed by the U.S. Government for failure to pay income, payroll, FICA or similar taxes, and payment with respect to any such tax, assessment, charge, levy or claim shall be made before any property of Borrower shall be seized and sold in satisfaction thereof. 7.3 Discharge of Contractual Obligations. Borrower will do and perform every act and discharge all of the obligations provided to be performed and discharged under the Loan Papers, and any and all of the instruments or documents referred to or mentioned herein at the time or times and in the manner required. 7.4 Legal Status. Borrower will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all laws and regulations applicable to it, and, further, comply with all applicable laws and regulations, whether now in effect or hereafter enacted or promulgated by any governmental authority having jurisdiction over any of its assets or properties, noncompliance with which would cause a Material Adverse Change. 7.5 Maintenance and Evidence of Priority of Bank Liens. Borrower shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record (or cause to be filed and recorded) such additional assignments, security agreements, deeds of trust, mortgages and other agreements, documents, instruments and certificates as Lender may reasonably deem necessary or appropriate in order to perfect and maintain the Bank Liens and preserve and protect the Rights of Lender in respect of all present and future Collateral, and cause to be furnished to Lender such opinions of counsel as Lender may request regarding the priority of Borrower's title to, and the Bank Liens upon, the assets of Borrower, all of which opinions shall be prepared by such law firm or firms as may be acceptable to Lender. 7.6 Insurance. Borrower presently maintains and will continue to maintain such policies of liability, hazard, damage, business interruption and workmen's compensation insurance as are customarily carried by companies similarly situated. If requested by Lender, any such policies of insurance shall show Lender therein as loss payee. Upon request by Lender, Borrower will furnish Lender with certificates and policies necessary to give Lender reasonable assurance of the existence of such coverage. Borrower agrees to notify promptly Lender of any termination or other material change in Borrower's insurance coverage, and to provide Lender, upon request, with all information about the renewal of each policy at least 15 days prior to the expiration thereof. 7.7 Reimbursement of Fees and Expenses. Borrower agrees to pay, on demand, all reasonable out-of-pocket fees and expenses incurred by Lender or its designated representatives in connection with the negotiation, preparation and execution of this Agreement, all renewals hereof, the other Loan Papers or other transactions pursuant hereto or to the Loan Papers, as well as all costs of filing and recordation, all legal and accounting fees, costs associated with Borrowing Base redeterminations as provided in Section 3.4, all inspection, environmental audit and similar costs related to the evaluation of the Collateral, all costs associated with enforcing any of Lender's Rights under the Loan Papers (including, 24 without limitation, costs of repossessing, storing, transporting, preserving and insuring any of the Collateral), all court costs associated with enforcing or defending any Rights against Borrower or any third party challenging said Rights and any other cost or expense incurred by Lender or its designated representatives in connection herewith or with the other Loan Papers, together with interest at the Highest Lawful Rate per annum on each such amount commencing 10 days after the date notice of such expenditure is given to Borrower by Lender until the date it is repaid to Lender. 7.8 Indemnification. Borrower agrees to indemnify Lender, its officers, directors, shareholders, employees, and affiliates (collectively "Indemnitee"), from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, remedial actions, costs, expenses or disbursements (collectively, "Claims") of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against Indemnitee growing out of or resulting from (i) the Loan Papers and the transactions and events at any time associated therewith (including, without limitation, the enforcement of the Loan Papers and the defense of Indemnitee's actions and inactions in connection with the Loan), except to the limited extent such Claims are proximately caused by Indemnitee's gross negligence or willful misconduct; (ii) the presence of any Hazardous Materials on or under the properties covered by the Deed of Trust; or (iii) any activity carried on or undertaken on or off the properties covered by the Deed of Trust, whether prior to or during the term hereof and whether by Borrower or by any third person, in connection with the treatment, storage, recycling, removal, handling or disposal of Hazardous Materials at any time located on or under the properties covered by the Deed of Trust. Indemnitee shall have the right to defend any such Claims, employing its attorneys therefor. While Borrower shall also be entitled to employ its own attorneys and to participate in the defense of any such Claims, Indemnitee shall, if not furnished with reasonable indemnity, have the right to compromise and adjust all such Claims. The covenants and conditions of this section shall at all times be construed to be personal covenants in favor of Indemnitee and shall not run with the lands; provided, however, that such covenants and indemnity shall remain in full force and effect notwithstanding the payment in full of the Obligation and the release, either partially or wholly, of the Bank Liens or any foreclosure thereunder. All such Claims as may be paid by Indemnitee shall bear interest at the Highest Lawful Rate per annum until paid by Borrower and shall be part of the Obligation secured by the Bank Liens. THE PARTIES HERETO INTEND FOR THE PROVISIONS OF THIS PARAGRAPH TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE (EXCEPT GROSS NEGLIGENCE), WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING OR CONCURRING CAUSE OF ANY CLAIMS INDEMNIFIED AGAINST IN THIS PARAGRAPH. 7.9 Curing of Defects. Borrower will promptly cure any material defects in the execution and delivery of any of the Loan Papers, and in any other instrument or document referred to or mentioned herein. Borrower will immediately execute and deliver to Lender, upon request, all such other and further instruments as may be reasonably required or desired by Lender from time to time in compliance with or accomplishment of the covenants and agreements of Borrower made in the Loan Papers. 25 7.10 Inspection and Visitation. Borrower will grant Lender access to all of its books and records, as well as to all of the Collateral, and allow inspection and copying of same by Lender or its designated representatives at any time during normal business hours or such other time as Lender may reasonably request. 7.11 Notices. Borrower will give prompt written notice to Lender of any proceedings instituted against it by or in any federal or state court or before any commission or other regulatory body, federal, state or local, which, if adversely determined, would cause a Material Adverse Change. 7.12 Bank Lien on Other Assets. If requested by Lender, Borrower shall execute and deliver to Lender one or more mortgages, deeds of trust, assignments of production, security agreements, financing statements, pledge agreements, or other security documents in favor of Lender covering every interest in every asset or property (including, without limitation, Mineral Interests) owned by Borrower, whether now owned or hereafter acquired, which shall become part of the Collateral. Borrower agrees to regularly monitor engineering data covering all producing Mineral Interests owned by Borrower and to pledge such of the same to Lender in substantially the form of the Deed of Trust to the extent that Lender shall at all times be secured by perfected liens and security interests covering not less than eighty percent (80%) of the engineered value of all producing Mineral Interests of Borrower as reflected in the most recent engineering report furnished by Borrower to Lender pursuant to Section 7.1(d) above. 7.13 Compliance. Borrower will observe and comply with: (a) all laws, statutes, codes, acts, ordinances, rules, regulations, directions and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers, domestic and foreign, where the failure to observe or comply would cause a Material Adverse Change; and (b) all orders, judgments, decrees, injunctions, certificates, franchises, permits, licenses and authorizations of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers, domestic and foreign, where the failure to observe or comply would cause a Material Adverse Change and against which it shall maintain such reserves as are appropriate under GAAP. 7.14 Compliance with Environmental Laws. The Borrower is and will remain in substantial compliance with all state and federal environmental laws and regulations and Borrower will not place nor permit to be placed any Hazardous Materials on any of its properties in violation of applicable state and federal environmental laws. In the event Borrower should discover any Hazardous Materials on any of its properties which could result in a breach of the foregoing covenant, Borrower shall notify Lender within three (3) days after such discovery. Borrower shall dispose of all material amounts of Hazardous Materials generated by the Borrower only at facilities and/or with carriers that maintain valid governmental permits under the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901. In the event of any notice or filing of any complaint or commencement of any administrative hearing or procedure against the Borrower alleging a violation of any environmental law or 26 regulation, Borrower shall give notice to Lender within five (5) days after Borrower has received notice of such notice or filing. 7.15 Use of Proceeds. Borrower will use the proceeds of the Revolving Loan for refinancing the Prior Note, financing oil and gas acquisitions or capital expenditures, or working capital in Borrower's oil and gas business. 7.16 Deposit Accounts. Borrower agrees to maintain all of its significant operating demand deposit accounts with Lender. 7.17 Title Curative. As soon as practicable but in any event within ninety (90) days after receipt by Borrower from Lender or its counsel of written notice of material title defects affecting the Collateral that Lender reasonably requires to be cured, Borrower shall use its best efforts to provide curative information with respect to such title defects, in form and substance satisfactory to Lender. ARTICLE VIII Negative Covenants As an inducement to Lender to enter into this Agreement, Borrower hereby covenants and agrees that, from the date hereof and until termination of this Agreement and payment in full of the Obligation (except as otherwise provided in this Article), unless otherwise agreed to by Lender in writing: 8.1 Liens. Borrower will not create, assume or suffer to exist any Lien upon any of its properties or assets now owned or hereafter acquired securing any indebtedness other than the Obligation or acquire or agree to acquire any property under any conditional sale agreement or other title retention agreement, excluding, however, from the operation of this section: (a) deposits or pledges to secure payments of workmen's compensation, unemployment insurance, old age pensions or other social security; (b) deposits or pledges to secure performance of bids, tenders, contracts (other than contracts for the payment of money), leases, public or statutory obligations, surety or appeal bonds, or other deposits or pledges for purposes of like general nature in the ordinary course of business; (c) Liens for taxes, assessments or other governmental charges or levies that are not delinquent or that are in good faith being contested or litigated, if such reserve as shall be required by GAAP shall have been made therefor, provided, that this exception shall not allow any Lien imposed by the U.S. Government for failure to pay income, payroll, FICA or similar taxes; (d) mechanics', carriers', workmen's, repairman's or other like Liens arising in the ordinary course of business securing obligations less than ninety (90) days from the date 27 of invoice, and on which no suit to foreclose has been filed, or which are in good faith being contested or litigated, if such reserve as shall be required by GAAP shall have been made therefor; (e) Liens created by or resulting from any litigation or legal proceeding that is currently being contested in good faith by appropriate proceedings, if such reserve as shall be required by GAAP shall have been made therefor; (f) Liens, charges and encumbrances incidental to the conduct of its business or the ownership of its properties or assets, which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and that do not materially detract from the value of such property or assets or materially impair the use thereof in the operation of its business; (g) landlords' Liens for rental not yet due and payable and which, to the extent the same encumbers any of the Collateral, are subordinate to the Bank Liens; (h) Liens arising in the normal course of business under operating agreements covering oil and gas properties and interests therein, including such Liens as may arise thereunder because of the default of other parties to the operating agreement; or (i) the Bank Liens. 8.2 Indebtedness. Borrower will not create, assume, incur or have outstanding, or in any manner become or be liable directly or indirectly (whether by way of guaranty or otherwise) in respect of, any indebtedness for borrowed money or the purchase price of any property (including direct, indirect and capitalized leases), excluding, however, from the operation of this section: (a) the Note; (b) accounts payable for services furnished and for the purchase price of materials and supplies acquired in the ordinary course of its business, not more than ninety (90) days from the date of invoice; (c) indebtedness of Borrower in respect of any Derivatives permitted by Section 8.15; and (d) other indebtedness not to exceed an aggregate amount of $100,000 at any time outstanding. 8.3 ERISA Compliance. Borrower will not at any time permit any Plan subject to ERISA maintained by it to (i) engage in any "prohibited transaction" as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended; (ii) incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA; or (iii) terminate in a manner 28 which could result in the imposition of a lien on its property pursuant to Section 4068 of ERISA. 8.4 Investments. Borrower will not make or commit to make, any advance, loan, extension of credit or capital contribution to, or purchase of any stock, bonds, notes, debentures or other securities of, or make any other investment in any person, or accept any item in satisfaction of indebtedness (all of the aforesaid transactions being herein called "Investments"), except: (a) Investments in accounts, contract rights and chattel paper (as defined in the Uniform Commercial Code), and notes receivable, arising or acquired in the ordinary course of business; (b) Investments with maturities of not more than 180 days in direct obligations of the United States of America, or obligations, the principal and interest of which are unconditionally guaranteed by the United States of America; (c) certificates of deposit maintained with Lender; (d) Borrower's existing Investment in First Permian, L.L.C.; and (e) other Investments not to exceed $50,000 in the aggregate at any time outstanding. 8.5 Mergers, Consolidations. Borrower will not (i) amend or otherwise modify its corporate charter or otherwise change its structure in any manner that would cause a Material Adverse Change; (ii) form any new subsidiary company; or (iii) consolidate with or merge into, or acquire any party or permit any party to consolidate with or merge into, or acquire it. 8.6 Dividends and Distributions. Neither Borrower nor any Subsidiary will declare, pay or make any loans, advances, dividends or distributions, of any kind, to its stockholders or other equity owners, or make any other distribution on account of, or purchase, acquire or redeem or retire any stock or other security issued by it, except that Borrower may pay cash dividends on its outstanding shares of 6% Convertible Preferred Stock in accordance with the provisions of Borrower's Certificate of Designations, Preferences and Rights of Serial Preferred Stock - 6% Convertible Preferred Stock dated October 19, 1998, provided that no Event of Default exists at the time of declaration or payment of such dividends and the payment of such dividends would not cause an Event of Default. 8.7 Transactions with Affiliates. Borrower will not, directly or indirectly, enter into any transaction (including, but not limited to, the sale or exchange of property or the rendering of services) with any of its affiliates, other than in the ordinary course of business and upon fair and reasonable terms no less favorable than Borrower could obtain or could become entitled to in an arm's length transaction with a person that was not an affiliate. 29 8.8 Accounting Method and Fiscal Year. Borrower will not make any change in its present accounting method unless such changes are required for conformity with GAAP. 8.9 Nature of Business. Borrower will not make any substantial change in the nature of its businesses as now conducted. 8.10 Disposition of Assets. Borrower will not sell, transfer, lease, exchange, alienate or otherwise dispose of any of its property or assets except, to the extent not otherwise forbidden under the Deed of Trust: (a) equipment that is worthless or obsolete or which is replaced by equipment of equal suitability and value; (b) inventory that is sold in the ordinary course of business, including, without limitation, as-extracted collateral; and (c) interests in oil and gas leases, or portions thereof, so long as no well situated on any such lease or located on any unit containing all or any part thereof, is capable (or is subject to being made capable through commercially feasible operations) of producing oil, gas or other hydrocarbons or minerals in commercial quantities. 8.11 Current Ratio. At all times during the term hereof, Borrower's Current Ratio shall not be less than 1.00 to 1.00. 8.12 Leases. Borrower shall not pay or become liable to pay rentals or lease payments on any lease (excluding oil and gas leases), sublease or similar arrangement in an amount exceeding $250,000 in the aggregate in any fiscal year. 8.13 Net Worth. At all times during the term hereof, Borrower's Net Worth shall not be less than (a) $30,000,000, plus (b) seventy-five percent (75%) of the net proceeds of any equity offering by the Borrower on or after the date of this Agreement, plus (c) fifty percent (50%) of Borrower's Adjusted Net Income for each fiscal quarter, if positive, and zero percent (0%) if negative, determined on a cumulative basis, for the period beginning October 1, 2001, and ending on the last day of the most recent fiscal quarter as of the time in question. As used in this Section 8.13, Borrower's Adjusted Net Income means for any period, Borrower's Net Income for such period, provided there shall be excluded from such Net Income (to the extent otherwise included therein) the cumulative effect of a change in accounting principles and the after-tax net effect of any non-recurring non-cash charges, including, without limitation, any charges under Financial Accounting Standard Board Statement No. 121, as amended, supplemented or modified from time to time. 8.14 Debt Service Ratio. At all times during the term hereof, Borrower's Debt Service Ratio shall not be less than 1.10 to 1.00. 8.15 Derivatives. Borrower shall not enter into any Derivatives, other than oil and/or gas price Derivatives which are related to bona fide hedging activities and as to which (i) the 30 aggregate notional amounts of such Derivatives during any calculation period do not exceed seventy-five percent (75%) of Borrower's estimated production from proved producing reserves existing as of the date of the execution thereof based upon the then most current reserve evaluation required pursuant to Section 7.1(d) above, (ii) such Derivatives do not contain terms or provisions which could require margin calls, (iii) the counterparty to any such Derivatives have a minimum rating of "A-" by Standard Poors' Corporation or "A3" by Moody's Investors Service, Inc., (iv) such Derivatives are for a term of eighteen (18) months or less, and (v) such Derivatives have the economic effect of assuring the receipt by Borrower of a price equal to or greater than that under Lender's then current pricing policy. 8.16 Employee Agreements. Borrower will not amend or modify the Incentive Award Agreements or Change of Control Agreements described on Schedule 6.9 attached hereto (the "Employee Agreements") and will not enter into any additional agreements of a similar nature with any person. Notwithstanding the other provisions of this Agreement, Borrower shall have the right to make payments pursuant to the terms of the Employee Agreements, provided that no Event of Default exists at the time of any such payments and such payments would not cause an Event of Default under this Agreement. ARTICLE IX Default and Remedies 9.1 Events of Default. If any one or more of the following shall occur and shall not have been remedied in the period, if any, provided, an "Event of Default" shall be deemed to have occurred hereunder and with respect to all of the Obligation, unless waived in writing by Lender: (a) default shall occur in the payment when due of the Obligation or any part thereof including, without limitation, any principal or interest due on the Note or any commitment or other fee due hereunder; (b) any representation, warranty or statement made by Borrower herein, in any of the other Loan Papers or in any certificate furnished to Lender hereunder shall be breached or shall prove to be untrue or misleading in any material respect at the time when made; (c) default shall occur in the performance or observance of any covenant, agreement, duty or obligation of Borrower contained herein or in any of the other Loan Papers; provided, that breach of the covenant contained in Section 8.11, Section 8.13 or Section 8.14 hereof shall not constitute an Event of Default unless the same shall continue for a period of thirty (30) days; (d) Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of it or of all or a substantial part of its assets; (ii) be unable, or admit in writing its inability, to pay its debts as they become due; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent or file a voluntary petition in 31 bankruptcy; (v) file a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency law; (vi) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceedings; or (vii) take any action (corporate or otherwise) for the purpose of effecting any of the foregoing; (e) an order, judgment or decree shall be entered by any court of competent jurisdiction approving a petition seeking reorganization of Borrower or appointing a receiver, trustee or liquidator of Borrower or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed in effect for any period of thirty (30) consecutive days; (f) any Lien for failure to pay income, payroll, FICA or similar taxes shall be filed by the U.S. Government or any agent or instrumentality thereof against Borrower or any of its assets; (g) there shall occur any acceleration, notice of default, filing of suit or notice of breach by any other party to any Material Agreement to which Borrower is a party wherein the amount involved or claimed exceeds $100,000, following the passage of any grace period provided for thereunder; (h) default shall occur in the payment of any indebtedness of Borrower aggregating $100,000 or more under any note, loan agreement or credit agreement and such default shall continue for more than the period of grace, if any, specified therein, or any such indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or shall become due by its terms and shall not be promptly paid or extended; (i) any final judgment or judgments for the payment of money in the amount of $100,000 or more, in the aggregate, shall be rendered against Borrower and shall not be satisfied or discharged at least thirty (30) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment or judgments; (j) the good faith belief by Lender that the prospect of payment or performance of the Obligation is materially impaired, or that the value of the Collateral has, or will be, materially decreased; (k) a Material Adverse Change has occurred with respect to Borrower; (l) a majority of the individuals comprising the current Board of Directors of Borrower shall resign, be declared incompetent or otherwise be removed (voluntarily or involuntarily) or cease to serve as members of the Board of Directors of Borrower; or (m) the occurrence or existence of any default, event of default or other similar condition or event (however described) with respect to any Rate Management Transaction. 32 9.2 Remedies. Upon the occurrence of any Event of Default, Lender shall have no further obligation to advance funds hereunder or under the Note, and Lender may declare the principal of, and all interest then accrued on, the Note and all other parts of the Obligation to be immediately due and payable, whereupon the same shall forthwith become due and payable without further presentment, demand, protest, notice of acceleration or the intent to accelerate, or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein, in the Note or in any of the other Loan Papers to the contrary notwithstanding; provided that any default under subsections (d) or (e) of Section 9.1 shall result in the principal of, and all interest then accrued on, the Note and all other parts of the Obligation becoming immediately due and payable in full without the necessity of any act by Lender. Further, Lender may, in its discretion, but shall not be required to, exercise such Rights as are provided it in any of the Loan Papers or at law or in equity. Nothing contained in this Article shall be construed to limit or amend in any way the Events of Default enumerated in the Loan Papers or any other document executed in connection with the transactions contemplated herein. Further, in such event, Lender shall have all other Rights afforded to it with respect to Borrower or any of the Collateral under any of the Loan Papers or under any applicable law or in equity. ARTICLE X Miscellaneous 10.1 Survival of Representations and Warranties. All representations and warranties of Borrower herein, and all covenants, agreements, duties and obligations of Borrower herein not fully performed on or before the date of this Agreement, shall survive such date. 10.2 Communications. Unless specifically provided otherwise, whenever any Loan Paper requires or permits any consent, approval, notice, request, or demand from one party to another, such communication must be in writing to be effective and shall be deemed to have been given on the day actually delivered or, if mailed, on the third day (or if such third day is not a Business Day, then on the next succeeding Business Day) after it is enclosed in an envelope, addressed to the party to be notified at the address stated below, properly stamped, sealed, and deposited in the appropriate official postal service. Until changed by notice pursuant hereto, the address for each party for purposes hereof is as follows: BORROWER: PARALLEL PETROLEUM CORPORATION 110 North Marienfeld, Suite 465 Midland, Texas 79701 LENDER: FIRST AMERICAN BANK, SSB 1004 N. Big Spring, Suite 121 Midland County Midland, Texas 79701 Attention: Frank K. Stowers 33 10.3 Non-Waiver. (a) The acceptance by Lender at any time and from time to time of part payment on the Obligation shall not operate as a waiver of any Event of Default then existing. (b) No waiver by Lender of any Event of Default shall operate as a waiver of any other then existing or subsequent Event of Default. (c) No delay or omission by Lender in exercising any Right shall impair such Right or operate as a waiver thereof, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Papers or otherwise. (d) No notice or demand given by Lender in any case shall operate as a waiver of Lender's right to take other action in the same, similar or other instances without such notice or demand. (e) No Advance hereunder shall operate as a waiver by Lender of (i) the representations, warranties and covenants of Borrower under the Loan Papers; (ii) any Event of Default; or (iii) any of the conditions to Lender's obligation, if any, to make further Advances. 10.4 Strict Compliance. If any action or failure to act by Borrower violates any covenant of Borrower contained herein or in any other Loan Paper, then such violation shall not be excused by the fact that such action or failure to act would otherwise be permitted by any covenant (or exception to any covenant) other than the covenant violated. 10.5 Cumulative Rights. The Rights of Lender under the Loan Papers are in addition to all other Rights provided by law, whether or not the Obligation is due and payable and whether or not Lender has instituted any suit for collection or other action in connection with the Loan Papers. 10.6 GOVERNING LAW. THIS AGREEMENT HAS BEEN PREPARED, IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS. THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE OTHER LOAN PAPERS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, PROVIDED, HOWEVER, THAT THE RIGHTS PROVIDED IN THE LOAN PAPERS WITH REFERENCE TO PROPERTIES SITUATED IN OTHER STATES MAY BE GOVERNED BY THE LAWS OF SUCH OTHER STATES. 10.7 CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS; JURISDICTION; AND WAIVER OF JURY TRIAL. ANY SUIT, ACTION OR PROCEEDING AGAINST BORROWER ARISING OUT OF OR RELATING TO ANY OF THE LOAN PAPERS OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF, MAY BE BROUGHT OR ENFORCED IN THE COURTS OF THE STATE OF TEXAS, COUNTY OF MIDLAND, OR IN THE UNITED STATES 34 COURTS LOCATED IN THE STATE OF TEXAS, COUNTY OF MIDLAND, OR IN THE UNITED STATES COURTS LOCATED IN THE STATE OF TEXAS, AS LENDER IN ITS SOLE DISCRETION MAY ELECT, AND BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. BORROWER HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN ANY OF SAID COURTS BY THE MAILING THEREOF BY LENDER BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER, AT ITS ADDRESS SET FORTH HEREIN. BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE OTHER LOAN PAPERS BROUGHT IN ANY OF SAID COURTS AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 10.8 Usury Savings Clause. Nothing contained in this Agreement, the Note, any other Loan Paper or in any other Agreement or undertaking relating hereto or to the Obligation shall be construed to obligate Borrower, under any circumstances whatsoever, to pay interest at a rate in excess of the Highest Lawful Rate. All sums paid hereunder or under the Note that are deemed to be interest shall be spread and prorated over the entire period for which the Note is outstanding. In the event that any sums received hereunder from Borrower are at any time under applicable law deemed or held to provide a rate of interest in excess of the Highest Lawful Rate, the effective rate of interest on the Obligation shall be deemed reduced to and shall be the Highest Lawful Rate, and Borrower and any other parties hereby agree to accept as their sole remedy under such circumstances either the return of any sums of interest that may have been collected in excess of the Highest Lawful Rate or the application of these sums as a credit against the unpaid principal amount of the Note, whichever remedy may be elected by Lender. In addition, in the event that the maturity of the Note is accelerated by reason of the election by Lender hereunder, then earned interest may never include more than the amount calculated pursuant to the Highest Lawful Rate, and if unearned interest is provided for in the Note or the other Loan Papers, Borrower and any other parties liable on said documents hereby agree to accept as their sole remedy under such circumstances either (a) the cancellation of said unearned interest, or (b) if theretofore paid, either the return to Borrower or the crediting of said unearned interest on the principal amount due under the Note or other documents, whichever action may be elected by Lender. To the extent the Highest Lawful Rate is determined by reference to the laws of the State of Texas, same shall be the weekly ceiling provided for in Chapter 303 of the Texas Finance Code, as amended, provided that Lender may, by notice to Borrower, elect such other reference as is allowed by said statutes. 10.9 Enforceability. If one or more of the provisions contained in the Loan Papers shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such in validity, illegality, or unenforceability shall not affect any other provision of the Loan Papers or any other instrument referred to herein. 35 10.10 Binding Effect. The Loan Papers shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns; provided, however, that Borrower shall not assign any Rights, duties or obligations under the Loan Papers without the prior written consent of Lender. 10.11 No Third Party Beneficiary. (a) The parties do not intend the benefits of the Loan Papers to inure to any third party, nor shall the Loan Papers be construed to make or render Lender liable to any third party, including, without limitation, any materialman, supplier, contractor, subcontractor, purchaser, lessor or lessee having a claim against Borrower. Notwithstanding anything contained in the Loan Papers, or any conduct or course of conduct by any or all of the parties hereto, whether before or after signing this Agreement or any other Loan Paper, no Loan Paper shall be construed as creating any right, claim or cause of action against Lender in favor of any third party, including, without limitation, any materialman, supplier, contractor, subcontractor, purchaser, lessor or lessee having a claim against Borrower. (b) All conditions to the obligation of Lender to make Advances hereunder are imposed solely and exclusively for the benefit of Lender, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will make or refuse to make Advances in the absence of strict compliance therewith, and any or all of such conditions may be freely waived in whole or in part by Lender at any time if Lender, in its sole and absolute discretion, deems it advisable to do so. 10.12 Delegation by Lender. Lender may perform any of its duties or exercise any of its Rights by or through its officers, directors, employees, attorneys, agents or other representatives. 10.13 Setoff. Borrower hereby grants to Lender (and to each participant to whom Lender has conveyed or may hereafter convey a participation in the Note) the right of setoff to secure payment of the Obligation upon any and all moneys, securities or other property of Borrower and the proceeds therefrom, now or hereafter held or received by or in transit to, Lender or any such participant or any agent of Lender or such participant, from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or specific) and credits of Borrower and any and all claims of Borrower against Lender or any such participant at any time existing. Notwithstanding the foregoing, nothing contained herein shall grant to Lender the right of setoff against an account if Lender has actual knowledge that any person other than Borrower or any Subsidiary of Borrower has an ownership interest in such account. 10.14 Additional Documents. It is contemplated that there may be certain supplementary and/or corrective mortgages, deeds of trust, security agreements and similar items prepared by Lender to be executed by Borrower subsequent hereto, as well as certain other corrective and additional documentation not executed concurrently with this Agreement because of the unavailability of information such as property and collateral descriptions at the 36 time of the execution hereof. Borrower hereby agrees to cooperate with Lender and provide such information in connection therewith as Lender may reasonably request, and to execute and deliver such other and further documentation as Lender shall reasonably request so as to provide Lender with a Bank Lien on the Collateral. 10.15 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. 10.16 Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by Borrower and Lender. 10.17 Headings. All headings used herein are for convenience and reference purposes only and shall not affect the substance of this Agreement. 10.18 Conflicts. In the event that there exists any conflict or inconsistency between the terms hereof and the terms of any other Loan Paper, the terms hereof shall govern and control, provided that the fact that any representation, warranty or covenant contained in any other Loan Paper is not contained herein shall not be, or be deemed to be, a conflict or inconsistency. 10.19 Entirety. This Agreement and the other Loan Papers embody the entire agreement among the parties and supersede and supplant all prior agreements and understandings with respect to the matters contained herein. 10.20 Participations. Lender may at any time, or from time to time, sell or agree to sell to one or more other persons a participation in all or any part of the Obligation, in which event each such other participant shall be entitled to the rights and benefits under this Agreement and the other Loan Papers. It is understood and agreed that Lender may provide to participants and prospective participants financial information and reports and data concerning Borrower and Borrower's properties and operations as have been provided to Lender pursuant to this Agreement. 10.21 Notice of Final Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. 37 EXECUTED as of the date first above written. PARALLEL PETROLEUM CORPORATION, a Delaware corporation By: /s/ Larry C. Oldham Larry C. Oldham President FIRST AMERICAN BANK, SSB By: /s/ Frank K. Stowers Frank K. Stowers Senior Vice President 38